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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
PathoGenesis Corporation:


    We consent to the use of our report dated January 17, 1997, except as to note 8 to the financial statements, which is as of January 30, 1997, included herein and to the reference to our firm under the heading "Experts" in the prospectus.


KPMG Peat Marwick LLP
Seattle, Washington
March 17, 1997